WESTERN GAS ANNOUNCES
FOURTH-QUARTER AND FULL-YEAR 2018 RESULTS

REAFFIRMS 2019 OUTLOOK

HOUSTON, February 14, 2019 – Western Gas Partners, LP (NYSE: WES) (“WES” or the “Partnership”) and Western Gas Equity Partners, LP (NYSE: WGP) (“WGP”) today announced fourth-quarter and full-year 2018 financial and operating results.
WESTERN GAS PARTNERS, LP
Net income (loss) available to limited partners for 2018 totaled $99.2 million, or $0.55 per common unit (diluted), with full-year 2018 Adjusted EBITDA(1) of $1.2 billion and full-year 2018 Distributable cash flow(1) of $958.7 million. Net income (loss) available to limited partners for the fourth quarter of 2018 totaled $18.7 million, or $0.10 per common unit (diluted), with fourth-quarter 2018 Adjusted EBITDA(1) of $347.5 million and fourth-quarter 2018 Distributable cash flow(1) of $257.3 million. These results were primarily impacted by lower than anticipated throughput and margins at our West Texas complex caused by the combined effect of: (i) unplanned weather-related and operational downtime in the field, (ii) operational constraints downstream of the West Texas complex, and (iii) less than optimal recoveries partially associated with the startup of Mentone Train I. Additionally, Adjusted EBITDA(1) includes a non-cash net increase to revenue of $27 million associated with the revenue recognition accounting standard adopted effective January 1, 2018 for certain cost of service contracts, which will be recognized as cash over the life of the applicable contracts.
“The Partnership remains acutely focused on closing the announced simplification transaction and strategic asset acquisition and delivering on our 2019 growth expectations,” said Chief Executive Officer, Robin Fielder. “In 2018 we successfully completed the majority of our Delaware basin gathering backbone and placed into service the first train at the Mentone processing facility. With the premier footprint, scalable capacity, and operational leverage of our assets in the Delaware and DJ basins, we remain excited about the future growth and reiterate our full-year 2019 guidance announced in November.”

(1) Please see the tables at the end of this release for a reconciliation of GAAP to non-GAAP measures and calculation of the Coverage ratio.

WES paid a quarterly distribution of $0.980 per unit for the fourth quarter of 2018. This distribution represented a 2% increase over the prior quarter’s distribution and a 7% increase over the fourth-quarter 2017 distribution. The full-year 2018 distribution of $3.830 per unit represented a 7% increase over the full-year 2017 distribution of $3.590 per unit. The fourth-quarter 2018 Coverage ratio(1) of 1.10 times was based on the quarterly distribution of $0.980 per unit. The Partnership’s Coverage ratio(1) for the full-year 2018 was 1.05 times.
Total throughput attributable to WES for natural gas assets for the fourth quarter of 2018 averaged 3.9 Bcf/d, which was 2% higher than the prior quarter and 13% higher than the fourth quarter of 2017. Total throughput for crude oil, NGLs and produced water assets for the fourth quarter of 2018 averaged 434 MBbls/d, which was 3% higher than the prior quarter and 81% higher than the fourth quarter of 2017. For full-year 2018, total throughput attributable to WES for natural gas assets averaged 3.8 Bcf/d, which was 6% higher than the prior-year average. For full-year 2018, total throughput for crude oil, NGLs and produced water assets averaged 365 MBbls/d, which was 82% higher than the prior-year average.
Capital expenditures attributable to WES, including equity investments but excluding acquisitions and capitalized interest, totaled $303.7 million on a cash basis during the fourth quarter of 2018, with maintenance capital expenditures on a cash basis of $29.9 million. For full-year 2018, capital expenditures attributable to WES, including equity investments but excluding acquisitions and capitalized interest, totaled $1,304 million on a cash basis, with maintenance capital expenditures on a cash basis of $91.1 million.
WESTERN GAS EQUITY PARTNERS, LP
WGP indirectly owns the entire general partner interest in WES, 100% of the incentive distribution rights in WES and 50,132,046 WES common units. Net income (loss) available to limited partners for 2018 totaled $369.4 million, or $1.69 per common unit (diluted). Net income (loss) available to limited partners for the fourth quarter of 2018 totaled $93.4 million, or $0.43 per common unit (diluted).
WGP previously declared a quarterly distribution of $0.6025 per unit for the fourth quarter of 2018. This distribution represented a 1% increase over the prior quarter’s distribution and a 10% increase over the fourth-quarter 2017 distribution. The full-year 2018 distribution of $2.34875 per unit represented a 12% increase over the full-year 2017 distribution of $2.1050 per unit. WGP received distributions from WES of $134.4 million attributable to the fourth quarter of 2018 and will pay $131.9 million in distributions for the same period.

(1) Please see the tables at the end of this release for a reconciliation of GAAP to non-GAAP measures and calculation of the Coverage ratio.

SIMPLIFICATION TRANSACTION AND STRATEGIC ACQUISITION
The special meeting of WES unitholders to vote on the WGP and WES merger transaction will be held on February 27, 2019. WGP and WES expect the merger and strategic asset acquisition transactions to close during the first quarter of 2019, subject to certain closing conditions under the terms of the merger agreement, including receipt of the required approval by WES’s unitholders. Upon closing of the transactions, and as part of the merger, WGP will change its name to Western Midstream Partners, LP and its common units will trade on the New York Stock Exchange under the “WES” ticker symbol.
CONFERENCE CALL TOMORROW AT 11 A.M. CST
WES and WGP will host a joint conference call on Friday, February 15, 2019, at 11:00 a.m. Central Standard Time (12:00 p.m. Eastern Standard Time) to discuss fourth-quarter and full-year 2018 results. Individuals who would like to participate should dial 877-883-0383 (Domestic) or 412-902-6506 (International) approximately 15 minutes before the scheduled conference call time, and enter participant access code 8494579. To access the live audio webcast of the conference call, please visit the investor relations section of the Partnership’s website at www.westerngas.com. A replay of the conference call will also be available on the website for two weeks following the call.
ABOUT WESTERN GAS

Western Gas Partners, LP (“WES”) is a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation to acquire, own, develop and operate midstream assets. With midstream assets located in the Rocky Mountains, North-central Pennsylvania, Texas and New Mexico, WES is engaged in the business of gathering, compressing, treating, processing and transporting natural gas; gathering, stabilizing and transporting condensate, natural gas liquids and crude oil; and gathering and disposing of produced water for Anadarko, as well as for third-party customers. In addition, in its capacity as a processor of natural gas, WES also buys and sells natural gas, NGLs and condensate on behalf of itself and as agent for its customers under certain of its contracts.
Western Gas Equity Partners, LP (“WGP”) is a Delaware master limited partnership formed by Anadarko Petroleum Corporation to own the following types of interests in WES: (i) the general partner interest and all of the incentive distribution rights in WES, both owned through WGP’s 100% ownership of WES’s general partner, and (ii) a significant limited partner interest in WES.
For more information about Western Gas Partners, LP and Western Gas Equity Partners, LP, please visit www.westerngas.com.

Important Information for Investors and Unitholders
This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.
In connection with the proposed merger agreement and the transactions contemplated thereby (the “Simplification Transaction”), WGP filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-4, which includes a prospectus of WGP and a proxy statement of WES. WES and WGP also plan to file other documents with the Commission regarding the proposed Simplification Transaction. WES mailed a definitive proxy statement/prospectus to the unitholders of WES on January 28, 2019. INVESTORS AND UNITHOLDERS OF WES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED SIMPLIFICATION TRANSACTION THAT HAVE BEEN OR WILL BE FILED WITH THE COMMISSION CAREFULLY AND IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED SIMPLIFICATION TRANSACTION. Investors and unitholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about WES and WGP from the Commission, through the website maintained by the Commission at http://www.sec.gov. Copies of the documents filed with the Commission by WES and WGP will be available free of charge on their internet website at www.westerngas.com or by contacting their Investor Relations Department at 832-636-6000.
Participants in the Solicitation
WES, WGP, their respective general partners and their respective general partners’ respective directors and certain of their executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of WES in connection with the proposed Simplification Transaction. Information about the directors and executive officers of WES is set forth in WES’s Annual Report on Form 10-K which was filed with the Commission on February 16, 2018. Information about the directors and executive officers of WGP is set forth in WGP’s Annual Report on Form 10-K which was filed with the Commission on February 16, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available. Free copies of these documents can be obtained using the contact information above.
Cautionary Statement Regarding Forward-Looking Statements
This news release contains forward-looking statements. For example, statements regarding future financial performance, future competitive positioning and business synergies, future acquisition cost savings, future market demand, future benefits to unitholders, future economic and industry conditions, the proposed Simplification Transaction (including its benefits, results, effects and timing) and whether and when the Simplification Transaction will be consummated, are forward-looking statements within the meaning of federal securities laws. WES, WGP and their respective general partners believe that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct.

A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. Such factors include, but are not limited to:  the failure of the unitholders of WES to approve the proposed Simplification Transaction; the risk that the conditions to the closing of the proposed Simplification Transaction are not satisfied; the risk that regulatory approvals required for the proposed Simplification Transaction are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Simplification Transaction; uncertainties as to the timing of the proposed Simplification Transaction; competitive responses to the proposed Simplification Transaction; the inability to obtain or delay in obtaining cost savings and synergies from the proposed Simplification Transaction; unexpected costs, charges or expenses resulting from the proposed Simplification Transaction; the outcome of pending or potential litigation; the inability to retain key personnel; uncertainty of the expected financial performance of WGP following completion of the proposed Simplification Transaction; and any changes in general economic and/or industry specific conditions.
WES and WGP caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in WES’s and WGP’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Commission filings, which are available at the Commission’s website, http://www.sec.gov. All subsequent written and oral forward-looking statements concerning WES, WGP, the proposed Simplification Transaction or other matters attributable to WES and WGP or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Each forward-looking statement speaks only as of the date of the particular statement. Except as required by law, WES, WGP and their respective general partners undertake no obligation to publicly update or revise any forward-looking statements.
# # #

WESTERN GAS CONTACT
Jack Spinks
Manager, Investor Relations
jack.spinks@anadarko.com
832.636.6000

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures

Below are reconciliations of (i) net income (loss) attributable to Western Gas Partners, LP (GAAP) to WES’s Distributable cash flow (non-GAAP), (ii) net income (loss) attributable to Western Gas Partners, LP (GAAP) and net cash provided by operating activities (GAAP) to Adjusted EBITDA attributable to Western Gas Partners, LP (“Adjusted EBITDA”) (non-GAAP), and (iii) operating income (loss) (GAAP) to Adjusted gross margin attributable to Western Gas Partners, LP (“Adjusted gross margin”) (non-GAAP), as required under Regulation G of the Securities Exchange Act of 1934. Management believes that WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio are widely accepted financial indicators of WES’s financial performance compared to other publicly traded partnerships and are useful in assessing its ability to incur and service debt, fund capital expenditures and make distributions. Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio, as defined by WES, may not be comparable to similarly titled measures used by other companies. Therefore, WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio should be considered in conjunction with net income (loss) attributable to Western Gas Partners, LP and other applicable performance measures, such as operating income (loss) or cash flows from operating activities.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Distributable Cash Flow

WES defines Distributable cash flow as Adjusted EBITDA, plus interest income and the net settlement amounts from the sale and/or purchase of natural gas, condensate and NGLs under WES’s commodity price swap agreements to the extent such amounts are not recognized as Adjusted EBITDA, less Service revenues – fee based recognized in Adjusted EBITDA (less than) in excess of customer billings, net cash paid (or to be paid) for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures, Series A Preferred unit distributions and income taxes.

	Three Months Ended December 31,			Year Ended December 31,
thousands except Coverage ratio	2018		2017	2018		2017
Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Distributable cash flow and calculation of the Coverage ratio
Net income (loss) attributable to Western Gas Partners, LP	$109,058		$148,637	$445,775		$567,483
Add:
Distributions from equity investments	57,982		29,897	169,906		110,465
Non-cash equity-based compensation expense	1,480		1,468	7,032		4,947
Non-cash settled interest expense, net (1)	—		—	—		71
Income tax (benefit) expense	(355)		(39)	2,946		4,866
Depreciation and amortization (2)	98,637		73,874	334,645		288,087
Impairments (2)	75,629		8,295	226,950		178,374
Above-market component of swap agreements with Anadarko	10,896		11,832	51,618		58,551
Other expense (2)	8,143		5	8,327		145
Less:
Recognized Service revenues – fee based (less than) in excess of customer billings	14,045		—	14,581		—
Gain (loss) on divestiture and other, net	961		(2,629)	1,312		132,388
Equity income, net – affiliates	50,272		22,486	153,024		85,194
Cash paid for maintenance capital expenditures (2)	29,892		16,569	91,054		49,684
Capitalized interest	6,489		2,835	23,521		6,826
Cash paid for (reimbursement of) income taxes	2,495		1,005	2,408		1,194
Series A Preferred unit distributions	—		—	—		7,453
Other income (2)	—		323	2,592		1,283
Distributable cash flow	$257,316		$233,380	$958,707		$928,967
Distributions declared (3)
Limited partners – common units	$149,557			$584,487
General partner	85,230			327,363
Total	$234,787			$911,850
Coverage ratio	1.10	x		1.05	x

(1)	Includes amounts related to the Deferred purchase price obligation - Anadarko.

(2)	Includes WES’s 75% share of depreciation and amortization; impairments; other expense; cash paid for maintenance capital expenditures; and other income attributable to Chipeta.

(3)	Reflects cash distributions of $0.980 and $3.830 per unit declared for the three months and year ended December 31, 2018, respectively.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted EBITDA Attributable to Western Gas Partners, LP

WES defines Adjusted EBITDA as net income (loss) attributable to Western Gas Partners, LP, plus distributions from equity investments, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation and amortization, impairments, and other expense (including lower of cost or market inventory adjustments recorded in cost of product), less gain (loss) on divestiture and other, net, income from equity investments, interest income, income tax benefit, and other income.

	Three Months Ended December 31,		Year Ended December 31,
thousands	2018	2017	2018	2017
Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Adjusted EBITDA attributable to Western Gas Partners, LP
Net income (loss) attributable to Western Gas Partners, LP	$109,058	$148,637	$445,775	$567,483
Add:
Distributions from equity investments	57,982	29,897	169,906	110,465
Non-cash equity-based compensation expense	1,480	1,468	7,032	4,947
Interest expense	52,345	35,592	184,008	142,386
Income tax expense	—	—	3,301	4,905
Depreciation and amortization (1)	98,637	73,874	334,645	288,087
Impairments (1)	75,629	8,295	226,950	178,374
Other expense (1)	8,143	5	8,327	145
Less:
Gain (loss) on divestiture and other, net	961	(2,629)	1,312	132,388
Equity income, net – affiliates	50,272	22,486	153,024	85,194
Interest income – affiliates	4,225	4,225	16,900	16,900
Other income (1)	—	323	2,592	1,283
Income tax benefit	355	39	355	39
Adjusted EBITDA attributable to Western Gas Partners, LP	$347,461	$273,324	$1,205,761	$1,060,988
Reconciliation of Net cash provided by operating activities to Adjusted EBITDA attributable to Western Gas Partners, LP
Net cash provided by operating activities	$268,912	$256,396	$1,020,634	$901,495
Interest (income) expense, net	48,120	31,367	167,108	125,486
Uncontributed cash-based compensation awards	(53)	119	879	25
Accretion and amortization of long-term obligations, net	(1,259)	(1,060)	(5,142)	(4,254)
Current income tax (benefit) expense	233	1,385	480	2,408
Other (income) expense, net (2)	(408)	(330)	(3,017)	(1,299)
Distributions from equity investments in excess of cumulative earnings – affiliates	7,510	6,830	25,607	23,085
Changes in assets and liabilities:
Accounts receivable, net	(7,877)	(30,845)	56,667	16,127
Accounts and imbalance payables and accrued liabilities, net	24,632	10,937	(30,722)	6,930
Other items, net	10,176	1,426	(13,873)	4,491
Adjusted EBITDA attributable to noncontrolling interest	(2,525)	(2,901)	(12,860)	(13,506)
Adjusted EBITDA attributable to Western Gas Partners, LP	$347,461	$273,324	$1,205,761	$1,060,988
Cash flow information of Western Gas Partners, LP
Net cash provided by operating activities			$1,020,634	$901,495
Net cash used in investing activities			(1,459,798)	(763,604)
Net cash provided by (used in) financing activities			450,798	(417,002)

(1)	Includes WES’s 75% share of depreciation and amortization; impairments; other expense; and other income attributable to Chipeta.

(2)	Excludes the non-cash loss on interest-rate swaps of $8.0 million for the three months and year ended December 31, 2018.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted Gross Margin Attributable to Western Gas Partners, LP

WES defines Adjusted gross margin as total revenues and other (less reimbursements for electricity-related expenses recorded as revenue), less cost of product, plus distributions from equity investments, and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product.

	Three Months Ended December 31,		Year Ended December 31,
thousands	2018	2017	2018	2017
Reconciliation of Operating income (loss) to Adjusted gross margin attributable to Western Gas Partners, LP
Operating income (loss)	$166,210	$181,815	$629,393	$707,271
Add:
Distributions from equity investments	57,982	29,897	169,906	110,465
Operation and maintenance	114,518	86,550	414,784	315,994
General and administrative	17,072	12,394	59,706	47,796
Property and other taxes	7,844	11,385	42,934	46,818
Depreciation and amortization	99,349	74,602	337,536	290,874
Impairments	75,630	8,295	228,338	178,374
Less:
Gain (loss) on divestiture and other, net	961	(2,629)	1,312	132,388
Proceeds from business interruption insurance claims	—	—	—	29,882
Equity income, net – affiliates	50,272	22,486	153,024	85,194
Reimbursed electricity-related charges recorded as revenues	16,441	14,485	66,580	56,823
Adjusted gross margin attributable to noncontrolling interest	3,525	3,638	15,875	16,827
Adjusted gross margin attributable to Western Gas Partners, LP	$467,406	$366,958	$1,645,806	$1,376,478
Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets	$379,892	$318,012	$1,398,953	$1,222,632
Adjusted gross margin for crude oil, NGLs and produced water assets	87,514	48,946	246,853	153,846

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
thousands except per-unit amounts	2018	2017	2018	2017
Revenues and other
Service revenues – fee based	$463,146	$324,513	$1,609,245	$1,237,949
Service revenues – product based	18,120	—	85,553	—
Product sales	76,254	299,443	293,992	989,933
Other	273	8,062	1,486	20,474
Total revenues and other	557,793	632,018	1,990,276	2,248,356
Equity income, net – affiliates	50,272	22,486	153,024	85,194
Operating expenses
Cost of product	128,403	276,834	431,921	908,693
Operation and maintenance	114,518	86,550	414,784	315,994
General and administrative	17,072	12,394	59,706	47,796
Property and other taxes	7,844	11,385	42,934	46,818
Depreciation and amortization	99,349	74,602	337,536	290,874
Impairments	75,630	8,295	228,338	178,374
Total operating expenses	442,816	470,060	1,515,219	1,788,549
Gain (loss) on divestiture and other, net	961	(2,629)	1,312	132,388
Proceeds from business interruption insurance claims	—	—	—	29,882
Operating income (loss)	166,210	181,815	629,393	707,271
Interest income – affiliates	4,225	4,225	16,900	16,900
Interest expense	(52,345)	(35,592)	(184,008)	(142,386)
Other income (expense), net	(7,564)	330	(4,955)	1,299
Income (loss) before income taxes	110,526	150,778	457,330	583,084
Income tax expense (benefit)	(355)	(39)	2,946	4,866
Net income (loss)	110,881	150,817	454,384	578,218
Net income attributable to noncontrolling interest	1,823	2,180	8,609	10,735
Net income (loss) attributable to Western Gas Partners, LP	$109,058	$148,637	$445,775	$567,483
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Gas Partners, LP	$109,058	$148,637	$445,775	$567,483
Series A Preferred units interest in net (income) loss	—	—	—	(42,373)
General partner interest in net (income) loss	(90,372)	(80,932)	(346,538)	(303,835)
Common and Class C limited partners’ interest in net income (loss)	$18,686	$67,705	$99,237	$221,275
Net income (loss) per common unit – basic and diluted	$0.10	$0.39	$0.55	$1.30
Weighted-average common units outstanding – basic and diluted	152,609	152,602	152,606	147,194

Western Gas Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	December 31, 2018	December 31, 2017
Current assets	$333,463	$254,062
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	6,612,073	5,730,891
Other assets	2,030,746	1,769,397
Total assets	$9,236,282	$8,014,350
Current liabilities	$507,582	$424,333
Long-term debt	4,787,381	3,464,712
Asset retirement obligations	259,976	143,394
Other liabilities	149,764	10,900
Total liabilities	5,704,703	4,043,339
Equity and partners’ capital
Common units (152,609,285 and 152,602,105 units issued and outstanding at December 31, 2018 and 2017, respectively)	2,475,540	2,950,010
Class C units (14,372,665 and 13,243,883 units issued and outstanding at December 31, 2018 and 2017, respectively)	791,410	780,040
General partner units (2,583,068 units issued and outstanding at December 31, 2018 and 2017)	206,862	179,232
Noncontrolling interest	57,767	61,729
Total liabilities, equity and partners’ capital	$9,236,282	$8,014,350

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Year Ended December 31,
thousands	2018	2017
Cash flows from operating activities
Net income (loss)	$454,384	$578,218
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in assets and liabilities:
Depreciation and amortization	337,536	290,874
Impairments	228,338	178,374
(Gain) loss on divestiture and other, net	(1,312)	(132,388)
Change in other items, net	1,688	(13,583)
Net cash provided by operating activities	$1,020,634	$901,495
Cash flows from investing activities
Capital expenditures	$(1,193,896)	$(675,025)
Contributions in aid of construction costs from affiliates	—	1,387
Acquisitions from affiliates	(254)	(3,910)
Acquisitions from third parties	(161,858)	(155,298)
Investments in equity affiliates	(133,335)	(384)
Distributions from equity investments in excess of cumulative earnings – affiliates	25,607	23,085
Proceeds from the sale of assets to third parties	3,938	23,564
Proceeds from property insurance claims	—	22,977
Net cash used in investing activities	$(1,459,798)	$(763,604)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$2,349,564	$369,989
Repayments of debt	(1,040,000)	—
Settlement of the Deferred purchase price obligation – Anadarko	—	(37,346)
Increase (decrease) in outstanding checks	(3,206)	5,593
Proceeds from the issuance of common units, net of offering expenses	—	(183)
Distributions to unitholders	(893,649)	(801,300)
Distributions to noncontrolling interest owner	(13,529)	(13,569)
Net contributions from (distributions to) Anadarko	—	1,263
Above-market component of swap agreements with Anadarko	51,618	58,551
Net cash provided by (used in) financing activities	$450,798	$(417,002)
Net increase (decrease) in cash and cash equivalents	$11,634	$(279,111)
Cash and cash equivalents at beginning of period	78,814	357,925
Cash and cash equivalents at end of period	$90,448	$78,814

Western Gas Partners, LP
OPERATING STATISTICS
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Throughput for natural gas assets (MMcf/d)
Gathering, treating and transportation (1)	589	747	546	958
Processing (1)	3,295	2,663	3,205	2,563
Equity investment (2)	132	158	141	159
Total throughput for natural gas assets	4,016	3,568	3,892	3,680
Throughput attributable to noncontrolling interest for natural gas assets	84	98	90	105
Total throughput attributable to Western Gas Partners, LP for natural gas assets	3,932	3,470	3,802	3,575
Throughput for crude oil, NGLs and produced water assets (MBbls/d)
Gathering, treating, transportation and disposal	162	111	146	71
Equity investment (3)	272	129	219	130
Total throughput for crude oil, NGLs and produced water assets	434	240	365	201
Adjusted gross margin per Mcf attributable to Western Gas Partners, LP for natural gas assets (4)	$1.05	$1.00	$1.01	$0.94
Adjusted gross margin per Bbl for crude oil, NGLs and produced water assets (5)	2.19	2.21	1.85	2.10

(1)
The combination of the DBM complex and DBJV and Haley systems, effective January 1, 2018, into a single complex now referred to as the “West Texas complex” resulted in DBJV and Haley systems throughput previously reported as “Gathering, treating and transportation” now being reported as “Processing.”

(2)	Represents WES’s 14.81% share of average Fort Union throughput and 22% share of average Rendezvous throughput.

(3)
Represents WES’s 10% share of average White Cliffs throughput, WES’s 25% share of average Mont Belvieu JV throughput, WES’s 20% share of average TEG and TEP throughput, WES’s 33.33% share of average FRP throughput and WES’s 20% share of average Whitethorn throughput.

(4)
Average for period. Calculated as Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets (total revenues and other for natural gas assets less reimbursements for electricity-related expenses recorded as revenue, less cost of product for natural gas assets, plus distributions from WES’s equity investments in Fort Union and Rendezvous, and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product), divided by total throughput (MMcf/d) attributable to Western Gas Partners, LP for natural gas assets.

(5)
Average for period. Calculated as Adjusted gross margin for crude oil, NGLs and produced water assets (total revenues and other for crude oil, NGLs and produced water assets less reimbursements for electricity-related expenses recorded as revenue, less cost of product for crude oil, NGLs and produced water assets, and plus distributions from WES’s equity investments in White Cliffs, the Mont Belvieu JV, TEG, TEP, FRP and Whitethorn), divided by total throughput (MBbls/d) for crude oil, NGLs and produced water assets.

Western Gas Equity Partners, LP
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(Unaudited)

thousands except per-unit amount and Coverage ratio	Three Months Ended December 31, 2018
Distributions declared by Western Gas Partners, LP:
General partner interest	$3,908
Incentive distribution rights	81,322
Common units held by WGP	49,129
Less:
Public company general and administrative expense	1,810
Interest expense	339
Cash available for distribution	$132,210
Declared distribution per common unit	$0.60250
Distributions declared by Western Gas Equity Partners, LP	$131,910
Coverage ratio	1.00	x

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
thousands except per-unit amounts	2018	2017	2018	2017
Revenues and other
Service revenues – fee based	$463,146	$324,513	$1,609,245	$1,237,949
Service revenues – product based	18,120	—	85,553	—
Product sales	76,254	299,443	293,992	989,933
Other	273	8,062	1,486	20,474
Total revenues and other	557,793	632,018	1,990,276	2,248,356
Equity income, net – affiliates	50,272	22,486	153,024	85,194
Operating expenses
Cost of product	128,403	276,834	431,921	908,693
Operation and maintenance	114,518	86,550	414,784	315,994
General and administrative	18,882	13,073	63,735	50,668
Property and other taxes	7,844	11,385	42,934	46,818
Depreciation and amortization	99,349	74,602	337,536	290,874
Impairments	75,630	8,295	228,338	178,374
Total operating expenses	444,626	470,739	1,519,248	1,791,421
Gain (loss) on divestiture and other, net	961	(2,629)	1,312	132,388
Proceeds from business interruption insurance claims	—	—	—	29,882
Operating income (loss)	164,400	181,136	625,364	704,399
Interest income – affiliates	4,225	4,225	16,900	16,900
Interest expense	(52,684)	(36,168)	(186,043)	(144,615)
Other income (expense), net	(7,512)	355	(4,763)	1,384
Income (loss) before income taxes	108,429	149,548	451,458	578,068
Income tax expense (benefit)	(355)	(39)	2,946	4,866
Net income (loss)	108,784	149,587	448,512	573,202
Net income (loss) attributable to noncontrolling interests	15,414	50,066	79,083	196,595
Net income (loss) attributable to Western Gas Equity Partners, LP	$93,370	$99,521	$369,429	$376,607
Net income (loss) per common unit – basic and diluted	$0.43	$0.45	$1.69	$1.72
Weighted-average common units outstanding – basic and diluted	218,938	218,933	218,936	218,931

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	December 31, 2018	December 31, 2017
Current assets	$335,824	$255,210
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	6,612,073	5,730,891
Other assets	2,030,746	1,770,210
Total assets	$9,238,643	$8,016,311
Current liabilities	$536,857	$424,426
Long-term debt	4,787,381	3,492,712
Asset retirement obligations	259,976	143,394
Other liabilities	149,764	10,900
Total liabilities	5,733,978	4,071,432
Equity and partners’ capital
Common units (218,937,797 and 218,933,141 units issued and outstanding at December 31, 2018 and 2017, respectively)	951,888	1,061,125
Noncontrolling interests	2,552,777	2,883,754
Total liabilities, equity and partners’ capital	$9,238,643	$8,016,311

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Year Ended December 31,
thousands	2018	2017
Cash flows from operating activities
Net income (loss)	$448,512	$573,202
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in assets and liabilities:
Depreciation and amortization	337,536	290,874
Impairments	228,338	178,374
(Gain) loss on divestiture and other, net	(1,312)	(132,388)
Change in other items, net	3,621	(12,650)
Net cash provided by operating activities	$1,016,695	$897,412
Cash flows from investing activities
Capital expenditures	$(1,193,896)	$(675,025)
Contributions in aid of construction costs from affiliates	—	1,387
Acquisitions from affiliates	(254)	(3,910)
Acquisitions from third parties	(161,858)	(155,298)
Investments in equity affiliates	(133,335)	(384)
Distributions from equity investments in excess of cumulative earnings – affiliates	25,607	23,085
Proceeds from the sale of assets to third parties	3,938	23,564
Proceeds from property insurance claims	—	22,977
Net cash used in investing activities	$(1,459,798)	$(763,604)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$2,349,557	$369,989
Repayments of debt	(1,040,000)	—
Settlement of the Deferred purchase price obligation – Anadarko	—	(37,346)
Increase (decrease) in outstanding checks	(3,206)	5,593
Proceeds from the issuance of WES common units, net of offering expenses	—	(183)
Distributions to WGP unitholders	(502,457)	(441,967)
Distributions to Chipeta noncontrolling interest owner	(13,529)	(13,569)
Distributions to noncontrolling interest owners of WES	(386,326)	(355,623)
Net contributions from (distributions to) Anadarko	—	1,263
Above-market component of swap agreements with Anadarko	51,618	58,551
Net cash provided by (used in) financing activities	$455,657	$(413,292)
Net increase (decrease) in cash and cash equivalents	$12,554	$(279,484)
Cash and cash equivalents at beginning of period	79,588	359,072
Cash and cash equivalents at end of period	$92,142	$79,588